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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: June 7, 1999

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (fomerly known as "Chemical Commercial Mortgage Securities Corp.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

           New York                     333-05271                 13-3728743
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)

               380 Madison Avenue, New York                      10017-2951
               (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (212) 622-3510

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Item 5. Other Events:

        On or about 5/18/99 and 5/19/99, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1 and 1998-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

        Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).     Exhibits

               Exhibits      Description
               --------      -----------

                20.1 Monthly Reports with respect to the May 18, 1999 and May 19, 1999 distributions

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                                   INDEX TO EXHIBITS
                                   -----------------

Exhibit No.                        Description
-----------                        -----------
20.1                               Monthly Reports with respect to the
                                   distribution to certificateholders on May
                                   18, 1999 and May 19, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 7, 1999
                                       The Chase Manhattan Bank, As Paying
                                       Agent, on behalf of
                                       Chase Commercial Mortgage
                                       Securities Corp.

                                       By: /s/ Norma Catone
                                       -------------------------
                                       Name: Norma Catone
                                       Title: Vice President